BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated May 7, 2012
to the Prospectus dated November 28, 2011, as amended March 6, 2012

Effective immediately, the BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series, has been added as an eligible underlying fund in which the Fund may invest.

Effective immediately, the section in the Prospectus entitled “Details about the Fund—Information about Underlying Funds and ETFs—Description of Underlying Funds” is hereby amended to add BlackRock U.S. Mortgage Portfolio as follows:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock U.S. Mortgage Portfolio

The fund’s investment objective is to seek high total return.

The fund invests primarily in mortgage-related securities. The securities in which the fund may invest include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. government or by private issuers. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under normal circumstances, the fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States.

The fund seeks to achieve its investment objective by selecting securities of any maturity issued or guaranteed by the U.S. government, by various agencies of the U.S. government, by various instrumentalities that have been established or sponsored by the U.S. government, or securities issued by banks or other financial institutions. Some of these securities are issued and/or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. Other securities are issued by banks and other financial institutions. These securities are primarily investment grade, but are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises.

The fund may also enter into dollar rolls.

Shareholders should retain this Supplement for future reference.